UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2026

URBAN-GRO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39933	46-5158469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 390-3880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	UGRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) amends the Current Report on Form 8-K filed by urban-gro, Inc. (the “Company”) on January 29, 2026 (the “Original Report”) relating to the Company’s entry into certain Purchase and Subscription Agreements with accredited investors. The purpose of this Amendment is to clarify the number of shares of common stock issued pursuant to the Subscription Agreements.

Except as expressly set forth herein, the disclosures contained in the Original Report remain unchanged.

Item 1.01 Entry into a Material Definitive Agreement.

On January 23, 2026 and January 28, 2026, the Company entered into Purchase and Subscription Agreements (the “Subscription Agreements”) with certain accredited investors (the “Investors”). As previously disclosed, the Company agreed to issue shares of its common stock pursuant to the Subscription Agreements at a purchase price of $0.10 per share for aggregate gross proceeds of $200,000. The Company hereby clarifies that, pursuant to the Subscription Agreements, the Company issued an aggregate of 1,000,000 shares of its common stock, which, following the Company’s reverse stock split, are equal to 40,000 shares of common stock on a post-split basis. The Company further confirms that no additional shares of common stock or other equity securities will be issued pursuant to the Subscription Agreements.

The Subscription Agreements include customary representations, warranties and covenants of the parties, including a covenant granting registration rights to the Investors with respect to the shares to the extent the Company files any other registration statement registering the sale of its common stock in the future.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreements, a form of which was previously filed as Exhibit 10.1 to the Original Report and is incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth above in Item 1.01 relating to the issuance of the shares pursuant to the Subscription Agreements is incorporated by reference herein in its entirety.

The issuance of the shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and the shares issued pursuant to the Subscription Agreements were offered and sold in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. Each Investor certified that it is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.

This Current Report on Form 8-K/A shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements, and certificates evidencing such shares contain a legend stating the same Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
10.1	Form of Purchase and Subscription Agreement was filed as Exhibit 10.1 to the Original 8-K and is incorporated herein by reference.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2026	URBAN-GRO, INC.

	By:	/s/ Bradley Nattrass
		Name:	Bradley Nattrass
		Title:	Chairman and Chief Executive Officer

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